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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------



                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                          ----------------------------


         Date of Report (Date of earliest event reported): July 21, 1998


                        LAKEHEAD PIPE LINE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



        DELAWARE                      1-10934                   39-1715850
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
   of incorporation)                                        Identification No.)



       LAKE SUPERIOR PLACE, 21 WEST SUPERIOR STREET, DULUTH, MN 55802-2067
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (218) 725-0100

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ITEM 5.           OTHER EVENTS

         Footnote 2 to the audited Consolidated Statement of Financial Position of Lakehead Pipe Line Company, Inc. at December 31, 1997 and 1996 originally filed with the Registrant's Form 8-K, dated July 21, 1998, has been revised and is included in the financial statements filed as Exhibit 99.1 to this Amendment No. 1 to Form 8-K. Lakehead Pipe Line Company, Inc. is the general partner of Lakehead Pipe Line Partners, L.P.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

Exhibit No.       Description

   99.1 Consolidated Statement of Financial Position of Lakehead Pipe Line Company, Inc. at December 31, 1997 and 1996, together with Report of Independent Public Accountants.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to the report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         LAKEHEAD PIPE LINE PARTNERS, L.P.
                                                   (Registrant)

                                         By: Lakehead Pipe Line Company, Inc.
                                             as General Partner



                                         /s/ M. A. Maki
                                         --------------------------------------
                                             M. A. Maki
                                             Chief Accountant
                                             (Principal Financial and
                                              Accounting Officer)


Date: September 14, 1998



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                               INDEX TO EXHIBITS

Exhibit
   No.                               Description
-------                              -----------

  99.1 Consolidated Statement of Financial Position of Lakehead Pipe Line Company, Inc. at December 31, 1997 and 1996, together with Report of Independent Public Accountants.